UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):       February 3, 2004



                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)



  DELAWARE                            1-9125                          11-2113382
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(State or Other Jurisdiction        (Commission                    (IRS Employer
   of Incorporation)                File Number)             Identification No.)



                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11714
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code  (631) 622-4700
                                                    --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         The following exhibit is furnished as part of this report:

         Exhibit No.                                 Description
         ----------                                  -----------

         99.1               Press release issued by the Registrant, dated
                            February 3, 2004.



Item 12.          Results of Operations and Financial Conditions
                  ----------------------------------------------

On February 3, 2004, American Technical Ceramics Corp., a Delaware corporation, issued a press release announcing its financial results for its second fiscal quarter ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Security Exchange Commission Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            AMERICAN TECHNICAL CERAMICS CORP.
                                            ---------------------------------
                                                         (Registrant)







                                                /S/ ANDREW R. PERZ
                                                ------------------
Date:    February 3, 2004                           Andrew R. Perz
                                                Vice President, Controller
                                                (Principal Accounting Officer)

Exhibit Index




Exhibit No.                              Description
-----------                 --------------------------------------

99.1 Press release of American Technical Ceramics Corp., dated February 3, 2004.